The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly,

the correct answer is as follows (in 000's):

A-Class

Janus Henderson Asia Equity Fund $3

Janus Henderson Balanced Fund $14,777

Janus Henderson Contrarian Fund $9

Janus Henderson Emerging Markets Fund $0

Janus Henderson Enterprise Fund $0

Janus Henderson European Focus Fund $0

Janus Henderson Forty Fund $22,976

Janus Fund $17

Janus Henderson Global Life Sciences Fund $150

Janus Henderson Global Real Estate Fund $312

Janus Henderson Global Research Fund $95

Janus Henderson Global Select Fund $40

Janus Henderson Global Technology Fund $0

Janus Henderson Growth and Income Fund $541

Janus Emerging Markets Fund $1

Janus Henderson Overseas Fund $171

Janus Henderson Research Fund $3

Janus Henderson Triton Fund $0

Janus Henderson Venture Fund $0

Janus Henderson Global Value Fund $291

Janus Henderson International Value Fund $8

Janus Henderson Global Equity Income Fund $11,584

Janus Henderson International Opportunities Fund $0

Janus Henderson International Small Cap Fund $0

Janus Henderson U.S. Growth Opportunities Fund $0

C-Class

Janus Henderson Asia Equity Fund $2

Janus Henderson Balanced Fund $17,228

Janus Henderson Contrarian Fund $0

Janus Henderson Emerging Markets Fund $0

Janus Henderson Enterprise Fund $0

Janus Henderson European Focus Fund $0

Janus Henderson Forty Fund $29,833

Janus Fund $0

Janus Henderson Global Life Sciences Fund $0

Janus Henderson Global Real Estate Fund $174

Janus Henderson Global Research Fund $0

Janus Henderson Global Select Fund $3

Janus Henderson Global Technology Fund $0

Janus Henderson Growth and Income Fund $294

Janus Emerging Markets Fund $1

Janus Henderson Overseas Fund $0

Janus Henderson Research Fund $0

Janus Henderson Triton Fund $0

Janus Henderson Venture Fund $0

Janus Henderson Global Value Fund $94

Janus Henderson International Value Fund $4

Janus Henderson Global Equity Income Fund $12,808

Janus Henderson International Opportunities Fund $0

Janus Henderson International Small Cap Fund $0

Janus Henderson U.S. Growth Opportunities Fund $0

D-Class

Janus Henderson Asia Equity Fund $71

Janus Henderson Balanced Fund $31,705

Janus Henderson Contrarian Fund $6,330

Janus Henderson Emerging Markets Fund $0

Janus Henderson Enterprise Fund $1,299

Janus Henderson European Focus Fund $0

Janus Henderson Forty Fund $662

Janus Fund $30,748

Janus Henderson Global Life Sciences Fund $3,588

Janus Henderson Global Real Estate Fund $1,244

Janus Henderson Global Research Fund $10,552

Janus Henderson Global Select Fund $15,154

Janus Henderson Global Technology Fund $0

Janus Henderson Growth and Income Fund $66,514

Janus Emerging Markets Fund $144

Janus Henderson Overseas Fund $8,216

Janus Henderson Research Fund $11,827

Janus Henderson Triton Fund $1,271

Janus Twenty Fund $75,571

Janus Henderson Venture Fund $0

Janus Henderson Global Value Fund $1,736

Janus Henderson International Value Fund $60

Janus Henderson Global Equity Income Fund $42

Janus Henderson International Opportunities Fund $0

Janus Henderson International Small Cap Fund $0

Janus Henderson U.S. Growth Opportunities Fund $0

I-Class

Janus Henderson Asia Equity Fund $37

Janus Henderson Balanced Fund $40,127

Janus Henderson Contrarian Fund $371

Janus Henderson Emerging Markets Fund $0

Janus Henderson Enterprise Fund $4,675

Janus Henderson European Focus Fund $0

Janus Henderson Forty Fund $81,025

Janus Fund $474

Janus Henderson Global Life Sciences Fund $1,388

Janus Henderson Global Real Estate Fund $3,943

Janus Henderson Global Research Fund $1,274

Janus Henderson Global Select Fund $236

Janus Henderson Global Technology Fund $0

Janus Henderson Growth and Income Fund $1,852

Janus Emerging Markets Fund $619

Janus Henderson Overseas Fund $704

Janus Henderson Research Fund $1,421

Janus Henderson Triton Fund $2,376

Janus Henderson Venture Fund $0

Janus Henderson Global Value Fund $743

Janus Henderson International Value Fund $152

Janus Henderson Global Equity Income Fund $44,026

Janus Henderson International Opportunities Fund $0

Janus Henderson International Small Cap Fund $0

Janus Henderson U.S. Growth Opportunities Fund $0

N-Class

Janus Henderson Balanced Fund $44,256

Janus Henderson Enterprise Fund $4,077

Janus Henderson Forty Fund $14,445

Janus Fund $256

Janus Henderson Global Research Fund $0

Janus Henderson Global Select Fund $0

Janus Henderson Growth and Income Fund $0

Janus Henderson Emerging Markets Fund $0

Janus Henderson European Focus Fund $0

Janus Henderson Overseas Fund $393

Janus Henderson Research Fund $1,505

Janus Henderson Triton Fund $2,160

Janus Henderson Venture Fund $0

Janus Henderson Global Value Fund $61

Janus Henderson International Value Fund $39

Janus Henderson Global Equity Income Fund $73

Janus Henderson International Opportunities Fund $0

Janus Henderson International Small Cap Fund $0

Janus Henderson U.S. Growth Opportunities Fund $0

Janus Henderson Global Technology Fund $0

Janus Henderson Contrarian Fund $0

R-Class

Janus Henderson Balanced Fund $5,486

Janus Henderson Contrarian Fund $0

Janus Henderson Enterprise Fund $0

Janus Henderson Forty Fund $13,094

Janus Fund $0

Janus Henderson Global Research Fund $13

Janus Henderson Global Select Fund $2

Janus Henderson Growth and Income Fund $56

Janus Henderson International Opportunities Fund $0

Janus Henderson Overseas Fund $206

Janus Henderson Research Fund $0

Janus Henderson Triton Fund $0

S-Class

Janus Henderson Asia Equity Fund $4

Janus Henderson Balanced Fund $11,523

Janus Henderson Contrarian Fund $0

Janus Henderson Emerging Markets Fund $0

Janus Henderson Enterprise Fund $0

Janus Henderson European Focus Fund $0

Janus Henderson Forty Fund $55,148

Janus Fund $0

Janus Henderson Global Life Sciences Fund $2

Janus Henderson Global Real Estate Fund $95

Janus Henderson Global Research Fund $295

Janus Henderson Global Select Fund $2

Janus Henderson Global Technology Fund $0

Janus Henderson Growth and Income Fund $462

Janus Emerging Markets Fund $0

Janus Henderson Overseas Fund $1,247

Janus Henderson Research Fund $9

Janus Henderson Triton Fund $0

Janus Henderson Venture Fund $0

Janus Henderson Global Value Fund $1

Janus Henderson International Value Fund $5

Janus Henderson Global Equity Income Fund $1

Janus Henderson International Opportunities Fund $0

Janus Henderson International Small Cap Fund $0

Janus Henderson U.S. Growth Opportunities Fund $0

T-Class

Janus Henderson Asia Equity Fund $5

Janus Henderson Balanced Fund $94,844

Janus Henderson Contrarian Fund $1,939

Janus Henderson Emerging Markets Fund $0

Janus Henderson Enterprise Fund $2,240

Janus Henderson European Focus Fund $0

Janus Henderson Forty Fund $9,435

Janus Fund $6,096

Janus Henderson Global Life Sciences Fund $2,142

Janus Henderson Global Real Estate Fund $1,945

Janus Henderson Global Research Fund $6,561

Janus Henderson Global Select Fund $4,846

Janus Henderson Global Technology Fund $0

Janus Henderson Growth and Income Fund $32,886

Janus Emerging Markets Fund $81

Janus Henderson Overseas Fund $6,647

Janus Henderson Research Fund $4,428

Janus Henderson Triton Fund $1,850

Janus Twenty Fund $25,067

Janus Henderson Venture Fund $0

Janus Henderson Global Value Fund $1,074

Janus Henderson International Value Fund $14

Janus Henderson Global Equity Income Fund $427

Janus Henderson International Opportunities Fund $0

Janus Henderson International Small Cap Fund $0

Janus Henderson U.S. Growth Opportunities Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

A-Class

Janus Henderson Asia Equity Fund $0.1121

Janus Henderson Balanced Fund $0.5897

Janus Henderson Contrarian Fund $0.0041

Janus Henderson Emerging Markets Fund $0.0000

Janus Henderson Enterprise Fund $0.0000

Janus Henderson European Focus Fund $0.0000

Janus Henderson Forty Fund $0.0000

Janus Fund $0.0420

Janus Henderson Global Life Sciences Fund $0.0277

Janus Henderson Global Real Estate Fund $0.3332

Janus Henderson Global Research Fund $0.3226

Janus Henderson Global Select Fund $0.1209

Janus Henderson Global Technology Fund $0.0000

Janus Henderson Growth and Income Fund $1.0401

Janus Emerging Markets Fund $0.0537

Janus Henderson Overseas Fund $0.2127

Janus Henderson Research Fund $0.0078

Janus Henderson Triton Fund $0.0000

Janus Henderson Venture Fund $0.0000

Janus Henderson Global Value Fund $0.2512

Janus Henderson International Value Fund $0.2187

Janus Henderson Global Equity Income Fund $0.1065

Janus Henderson International Opportunities Fund $0.0000

Janus Henderson International Small Cap Fund $0.0000

Janus Henderson U.S. Growth Opportunities Fund $0.0000

C-Class

Janus Henderson Asia Equity Fund $0.0393

Janus Henderson Balanced Fund $0.3993

Janus Henderson Contrarian Fund $0.0000

Janus Henderson Emerging Markets Fund $0.0000

Janus Henderson Enterprise Fund $0.0000

Janus Henderson European Focus Fund $0.0000

Janus Henderson Forty Fund $0.0000

Janus Fund $0.0000

Janus Henderson Global Life Sciences Fund $0.0000

Janus Henderson Global Real Estate Fund $0.2713

Janus Henderson Global Research Fund $0.0000

Janus Henderson Global Select Fund $0.0138

Janus Henderson Global Technology Fund $0.0000

Janus Henderson Growth and Income Fund $0.7208

Janus Emerging Markets Fund $0.0170

Janus Henderson Overseas Fund $0.0000

Janus Henderson Research Fund $0.0000

Janus Henderson Triton Fund $0.0000

Janus Henderson Venture Fund $0.0000

Janus Henderson Global Value Fund $0.1414

Janus Henderson International Value Fund $0.1449

Janus Henderson Global Equity Income Fund $0.0931

Janus Henderson International Opportunities Fund $0.0000

Janus Henderson International Small Cap Fund $0.0000

Janus Henderson U.S. Growth Opportunities Fund $0.0000

D-Class

Janus Henderson Asia Equity Fund $0.1084

Janus Henderson Balanced Fund $0.6620

Janus Henderson Contrarian Fund $0.0657

Janus Henderson Emerging Markets Fund $0.0000

Janus Henderson Enterprise Fund $0.0868

Janus Henderson European Focus Fund $0.0000

Janus Henderson Forty Fund $0.0000

Janus Fund $0.1909

Janus Henderson Global Life Sciences Fund $0.1335

Janus Henderson Global Real Estate Fund $0.3689

Janus Henderson Global Research Fund $0.5189

Janus Henderson Global Select Fund $0.1475

Janus Henderson Global Technology Fund $0.0000

Janus Henderson Growth and Income Fund $1.1225

Janus Emerging Markets Fund $0.1049

Janus Henderson Overseas Fund $0.3337

Janus Henderson Research Fund $0.1974

Janus Henderson Triton Fund $0.0335

Janus Twenty Fund $0.7333

Janus Henderson Venture Fund $0.0000

Janus Henderson Global Value Fund $0.2781

Janus Henderson International Value Fund $0.2353

Janus Henderson Global Equity Income Fund $0.1112

Janus Henderson International Opportunities Fund $0.0000

Janus Henderson International Small Cap Fund $0.0000

Janus Henderson U.S. Growth Opportunities Fund $0.000

I-Class

Janus Henderson Asia Equity Fund $0.1335

Janus Henderson Balanced Fund $0.6822

Janus Henderson Contrarian Fund $0.0775

Janus Henderson Emerging Markets Fund $0.0000

Janus Henderson Enterprise Fund $0.1614

Janus Henderson European Focus Fund $0.0000

Janus Henderson Forty Fund $0.0000

Janus Fund $0.2049

Janus Henderson Global Life Sciences Fund $0.1657

Janus Henderson Global Real Estate Fund $0.3814

Janus Henderson Global Research Fund $0.5776

Janus Henderson Global Select Fund $0.1626

Janus Henderson Global Technology Fund $0.0000

Janus Henderson Growth and Income Fund $1.1558

Janus Emerging Markets Fund $0.1164

Janus Henderson Overseas Fund $0.3253

Janus Henderson Research Fund $0.2486

Janus Henderson Triton Fund $0.0406

Janus Henderson Venture Fund $0.0000

Janus Henderson Global Value Fund $0.2954

Janus Henderson International Value Fund $0.2416

Janus Henderson Global Equity Income Fund $0.1129

Janus Henderson International Opportunities Fund $0.0000

Janus Henderson International Small Cap Fund $0.0000

Janus Henderson U.S. Growth Opportunities Fund $0.0000

N-Class

Janus Henderson Balanced Fund $0.7034

Janus Henderson Enterprise Fund $0.2134

Janus Henderson Forty Fund $0.0000

Janus Fund $0.2695

Janus Henderson Global Research Fund $0.0000

Janus Henderson Global Select Fund $0.0000

Janus Henderson Growth and Income Fund $0.2449

Janus Henderson Emerging Markets Fund $0.0000

Janus Henderson European Focus Fund $0.0000

Janus Henderson Overseas Fund $0.3759

Janus Henderson Research Fund $0.3042

Janus Henderson Triton Fund $0.0574

Janus Henderson Venture Fund $0.0000

Janus Henderson Global Value Fund $0.3051

Janus Henderson International Value Fund $0.2488

Janus Henderson Global Equity Income Fund $0.1139

Janus Henderson International Opportunities Fund $0.0000

Janus Henderson International Small Cap Fund $0.0000

Janus Henderson U.S. Growth Opportunities Fund $0.0000

Janus Henderson Global Technology Fund $0.0000

Janus Henderson Contrarian Fund $0.0000

R-Class

Janus Henderson Balanced Fund $0.4955

Janus Henderson Contrarian Fund $0.0000

Janus Henderson Enterprise Fund $0.0000

Janus Henderson Forty Fund $0.0000

Janus Fund $0.0000

Janus Henderson Global Research Fund $0.1542

Janus Research Fund $0.0000

Janus Henderson Global Select Fund $0.0751

Janus Henderson Growth and Income Fund $0.8517

Janus Henderson International Opportunities Fund $0.0000

Janus Henderson Overseas Fund $0.1570

Janus Henderson Research Fund $0.0397

Janus Henderson Triton Fund $0.0000

S-Class

Janus Henderson Asia Equity Fund $0.0963

Janus Henderson Balanced Fund $0.5581

Janus Henderson Contrarian Fund $0.0000

Janus Henderson Emerging Markets Fund $0.0000

Janus Henderson Enterprise Fund $0.0000

Janus Henderson European Focus Fund $0.0000

Janus Henderson Forty Fund $0.0000

Janus Fund $0.0000

Janus Henderson Global Life Sciences Fund $0.0070

Janus Henderson Global Real Estate Fund $0.3309

Janus Henderson Global Research Fund $0.2826

Janus Henderson Global Select Fund $0.1034

Janus Henderson Global Technology Fund $0.0000

Janus Henderson Growth and Income Fund $0.9640

Janus Emerging Markets Fund $0.0060

Janus Henderson Overseas Fund $0.2229

Janus Henderson Research Fund $0.0744

Janus Henderson Triton Fund $0.0000

Janus Henderson Venture Fund $0.0000

Janus Henderson Global Value Fund $0.1683

Janus Henderson International Value Fund $0.2129

Janus Henderson Global Equity Income Fund $0.1030

Janus Henderson International Opportunities Fund $0.0000

Janus Henderson International Small Cap Fund $0.0000

Janus Henderson U.S. Growth Opportunities Fund $0.0000

T-Class

Janus Henderson Asia Equity Fund $0.0846

Janus Henderson Balanced Fund $0.6323

Janus Henderson Contrarian Fund $0.0498

Janus Henderson Emerging Markets Fund $0.0000

Janus Henderson Enterprise Fund $0.0653

Janus Henderson European Focus Fund $0.0000

Janus Henderson Forty Fund $0.0000

Janus Fund $0.1376

Janus Henderson Global Life Sciences Fund $0.0793

Janus Henderson Global Real Estate Fund $0.3616

Janus Henderson Global Research Fund $0.4708

Janus Henderson Global Select Fund $0.1404

Janus Henderson Global Technology Fund $0.0000

Janus Henderson Growth and Income Fund $1.0811

Janus Emerging Markets Fund $0.0844

Janus Henderson Overseas Fund $0.3082

Janus Henderson Research Fund $0.1359

Janus Henderson Triton Fund $0.0177

Janus Twenty Fund $0.6361

Janus Henderson Venture Fund $0.0000

Janus Henderson Global Value Fund $0.2677

Janus Henderson International Value Fund $0.2287

Janus Henderson Global Equity Income Fund $0.1114

Janus Henderson International Opportunities Fund $0.0000

Janus Henderson International Small Cap Fund $0.0000

Janus Henderson U.S. Growth Opportunities Fund $0.0000

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

A-Class

Janus Henderson Forty Fund $3.2447

Janus Henderson Research Fund $3.6377

C-Class

Janus Henderson Forty Fund $3.2247

Janus Henderson Research Fund $3.6377

D-Class

Janus Henderson Forty Fund $1.4640

Janus Henderson Research Fund $3.6377

I-Class

Janus Henderson Forty Fund $3.2447

Janus Henderson Research Fund $3.6377

N-Class

Janus Henderson Forty Fund $3.2447

Janus Henderson Research Fund $3.6377

R-Class

Janus Henderson Forty Fund $3.2447

Janus Henderson Research Fund $1.4728

S-Class

Janus Henderson Forty Fund $3.2447

Janus Henderson Research Fund $3.6377

T-Class

Janus Henderson Forty Fund $3.2447

Janus Henderson Research Fund $3.6377

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class

Janus Henderson Asia Equity Fund 32

Janus Henderson Balanced Fund 19,271

Janus Henderson Contrarian Fund 731

Janus Henderson Emerging Markets Fund 1,502

Janus Henderson Enterprise Fund 5,558

Janus Henderson European Focus Fund 7,801

Janus Henderson Forty Fund 6,395

Janus Fund 0

Janus Henderson Global Life Sciences Fund 3,379

Janus Henderson Global Real Estate Fund 415

Janus Henderson Global Research Fund 205

Janus Henderson Global Select Fund 244

Janus Henderson Global Technology Fund 3,702

Janus Henderson Growth and Income Fund 395

Janus Emerging Markets Fund 0

Janus Henderson Overseas Fund 579

Janus Henderson Research Fund 557

Janus Henderson Triton Fund 17,789

Janus Henderson Venture Fund 287

Janus Henderson Global Value Fund 287

Janus Henderson International Value Fund 29

Janus Henderson Global Equity Income Fund 109,795

Janus Henderson International Opportunities Fund 21,128

Janus Henderson International Small Cap Fund 4

Janus Henderson U.S. Growth Opportunities Fund 167

C-Class

Janus Henderson Asia Equity Fund 84

Janus Henderson Balanced Fund 40,104

Janus Henderson Contrarian Fund 1,463

Janus Henderson Emerging Markets Fund 903

Janus Henderson Enterprise Fund 2,400

Janus Henderson European Focus Fund 5,642

Janus Henderson Forty Fund 8,403

Janus Fund 0

Janus Henderson Global Life Sciences Fund 3,467

Janus Henderson Global Real Estate Fund 578

Janus Henderson Global Research Fund 120

Janus Henderson Global Select Fund 161

Janus Henderson Global Technology Fund 2,597

Janus Henderson Growth and Income Fund 397

Janus Emerging Markets Fund 0

Janus Henderson Overseas Fund 479

Janus Henderson Research Fund 594

Janus Henderson Triton Fund 8,210

Janus Henderson Venture Fund 184

Janus Henderson Global Value Fund 477

Janus Henderson International Value Fund 31

Janus Henderson Global Equity Income Fund 138,540

Janus Henderson International Opportunities Fund 15,754

Janus Henderson International Small Cap Fund 4

Janus Henderson U.S. Growth Opportunities Fund 15

D-Class

Janus Henderson Asia Equity Fund 1,867

Janus Henderson Balanced Fund 48,048

Janus Henderson Contrarian Fund 91,354

Janus Henderson Emerging Markets Fund 1,541

Janus Henderson Enterprise Fund 14,926

Janus Henderson European Focus Fund 79

Janus Henderson Forty Fund 207,597

Janus Fund 0

Janus Henderson Global Life Sciences Fund 24,858

Janus Henderson Global Real Estate Fund 3,113

Janus Henderson Global Research Fund 19,361

Janus Henderson Global Select Fund 97,135

Janus Henderson Global Technology Fund 38,660

Janus Henderson Growth and Income Fund 60,205

Janus Emerging Markets Fund 0

Janus Henderson Overseas Fund 22,919

Janus Henderson Research Fund 199,067

Janus Henderson Triton Fund 37,631

Janus Twenty Fund 0

Janus Henderson Venture Fund 20,409

Janus Henderson Global Value Fund 5,903

Janus Henderson International Value Fund 304

Janus Henderson Global Equity Income Fund 383

Janus Henderson International Opportunities Fund 74

Janus Henderson International Small Cap Fund 86

Janus Henderson U.S. Growth Opportunities Fund 464

I-Class

Janus Henderson Asia Equity Fund 1,097

Janus Henderson Balanced Fund 64,454

Janus Henderson Contrarian Fund 3,782

Janus Henderson Emerging Markets Fund 10,842

Janus Henderson Enterprise Fund 39,843

Janus Henderson European Focus Fund 35,334

Janus Henderson Forty Fund 27,501

Janus Fund 0

Janus Henderson Global Life Sciences Fund 11,114

Janus Henderson Global Real Estate Fund 10,116

Janus Henderson Global Research Fund 2,126

Janus Henderson Global Select Fund 1,039

Janus Henderson Global Technology Fund 5,905

Janus Henderson Growth and Income Fund 1,916

Janus Emerging Markets Fund 0

Janus Henderson Overseas Fund 1,928

Janus Henderson Research Fund 8,188

Janus Henderson Triton Fund 67,127

Janus Henderson Venture Fund 3,713

Janus Henderson Global Value Fund 8,203

Janus Henderson International Value Fund 699

Janus Henderson Global Equity Income Fund 393,593

Janus Henderson International Opportunities Fund 126,271

Janus Henderson International Small Cap Fund 4

Janus Henderson U.S. Growth Opportunities Fund 4

N-Class

Janus Henderson Balanced Fund 63,217

Janus Henderson Enterprise Fund 25,665

Janus Henderson Forty Fund 4,349

Janus Henderson Global Select Fund 1,811

Janus Henderson Growth and Income Fund 1

Janus Henderson Emerging Markets Fund 3,955

Janus Henderson European Focus Fund 9

Janus Henderson Overseas Fund 2,404

Janus Henderson Research Fund 5,855

Janus Henderson Triton Fund 56,061

Janus Henderson Venture Fund 2,437

Janus Henderson Global Value Fund 184

Janus Henderson International Value Fund 3,488

Janus Henderson Global Equity Income Fund 652

Janus Henderson International Opportunities Fund 357

Janus Henderson International Small Cap Fund 509

Janus Henderson U.S. Growth Opportunities Fund 4

Janus Henderson Global Research Fund 375

Janus Henderson Global Technology Fund 206

Janus Henderson Contrarian Fund 978

R-Class

Janus Henderson Balanced Fund 10,573

Janus Henderson Contrarian Fund 38

Janus Henderson Enterprise Fund 1,584

Janus Henderson Forty Fund 3,965

Janus Fund 0

Janus Henderson Research Fund 114

Janus Henderson Global Research Fund 82

Janus Henderson Global Select Fund 30

Janus Henderson Growth and Income Fund 65

Janus Henderson International Opportunities Fund 803

Janus Henderson Overseas Fund 1,109

Janus Henderson Triton Fund 11,512

S-Class

Janus Henderson Asia Equity Fund 41

Janus Henderson Balanced Fund 19,182

Janus Henderson Contrarian Fund 193

Janus Henderson Emerging Markets Fund 30

Janus Henderson Enterprise Fund 5,245

Janus Henderson European Focus Fund 1

Janus Henderson Forty Fund 16,212

Janus Fund 0

Janus Henderson Global Life Sciences Fund 312

Janus Henderson Global Real Estate Fund 237

Janus Henderson Global Research Fund 1,070

Janus Henderson Global Select Fund 23

Janus Henderson Global Technology Fund 172

Janus Henderson Growth and Income Fund 450

Janus Emerging Markets Fund 0

Janus Henderson Overseas Fund 5,011

Janus Henderson Research Fund 612

Janus Henderson Triton Fund 17,939

Janus Henderson Venture Fund 738

Janus Henderson Global Value Fund 3

Janus Henderson International Value Fund 24

Janus Henderson Global Equity Income Fund 7

Janus Henderson International Opportunities Fund 2

Janus Henderson International Small Cap Fund 4

Janus Henderson U.S. Growth Opportunities Fund 4

T-Class

Janus Henderson Asia Equity Fund 257

Janus Henderson Balanced Fund 145,807

Janus Henderson Contrarian Fund 33,717

Janus Henderson Emerging Markets Fund 746

Janus Henderson Enterprise Fund 38,726

Janus Henderson European Focus Fund 36

Janus Henderson Forty Fund 78,063

Janus Fund 0

Janus Henderson Global Life Sciences Fund 23,476

Janus Henderson Global Real Estate Fund 4,705

Janus Henderson Global Research Fund 13,221

Janus Henderson Global Select Fund 32,247

Janus Henderson Global Technology Fund 20,362

Janus Henderson Growth and Income Fund 30,861

Janus Emerging Markets Fund 0

Janus Henderson Overseas Fund 18,960

Janus Henderson Research Fund 67,588

Janus Henderson Triton Fund 98,086

Janus Twenty Fund 0

Janus Henderson Venture Fund 12,263

Janus Henderson Global Value Fund 3,200

Janus Henderson International Value Fund 97

Janus Henderson Global Equity Income Fund 3,908

Janus Henderson International Opportunities Fund 349

Janus Henderson International Small Cap Fund 8

Janus Henderson U.S. Growth Opportunities Fund 4

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class

Janus Henderson Asia Equity Fund $11.45

Janus Henderson Balanced Fund $32.46

Janus Henderson Contrarian Fund $19.92

Janus Henderson Emerging Markets Fund $10.36

Janus Henderson Enterprise Fund $111.15

Janus Henderson European Focus Fund $35.02

Janus Henderson Forty Fund $33.03

Janus Fund $0.00

Janus Henderson Global Life Sciences Fund $55.76

Janus Henderson Global Real Estate Fund $11.28

Janus Henderson Global Research Fund $76.26

Janus Henderson Global Select Fund $16.16

Janus Henderson Global Technology Fund $29.11

Janus Henderson Growth and Income Fund $51.66

Janus Emerging Markets Fund $0.00

Janus Henderson Overseas Fund $32.21

Janus Henderson Research Fund $45.29

Janus Henderson Triton Fund $28.03

Janus Henderson Venture Fund $76.48

Janus Henderson Global Value Fund $14.82

Janus Henderson International Value Fund $11.53

Janus Henderson Global Equity Income Fund $7.80

Janus Henderson International Opportunities Fund $29.50

Janus Henderson International Small Cap Fund $13.26

Janus Henderson U.S. Growth Opportunities Fund $12.46

C-Class

Janus Henderson Asia Equity Fund $11.36

Janus Henderson Balanced Fund $32.19

Janus Henderson Contrarian Fund $18.80

Janus Henderson Emerging Markets Fund $9.98

Janus Henderson Enterprise Fund $104.26

Janus Henderson European Focus Fund $32.68

Janus Henderson Forty Fund $28.08

Janus Fund $0.00

Janus Henderson Global Life Sciences Fund $52.00

Janus Henderson Global Real Estate Fund $11.14

Janus Henderson Global Research Fund $74.57

Janus Henderson Global Select Fund $15.69

Janus Henderson Global Technology Fund $26.96

Janus Henderson Growth and Income Fund $51.07

Janus Emerging Markets Fund $0.00

Janus Henderson Overseas Fund $31.52

Janus Henderson Research Fund $42.99

Janus Henderson Triton Fund $26.25

Janus Henderson Venture Fund $72.06

Janus Henderson Global Value Fund $14.47

Janus Henderson International Value Fund $11.47

Janus Henderson Global Equity Income Fund $7.75

Janus Henderson International Opportunities Fund $27.46

Janus Henderson International Small Cap Fund $13.22

Janus Henderson U.S. Growth Opportunities Fund $12.20

D-Class

Janus Henderson Asia Equity Fund $11.56

Janus Henderson Balanced Fund $32.52

Janus Henderson Contrarian Fund $19.97

Janus Henderson Emerging Markets Fund $10.41

Janus Henderson Enterprise Fund $113.64

Janus Henderson European Focus Fund $35.02

Janus Henderson Forty Fund $32.02

Janus Fund $0.00

Janus Henderson Global Life Sciences Fund $56.59

Janus Henderson Global Real Estate Fund $11.35

Janus Henderson Global Research Fund $75.50

Janus Henderson Global Select Fund $16.06

Janus Henderson Global Technology Fund $29.69

Janus Henderson Growth and Income Fund $51.71

Janus Emerging Markets Fund $0.00

Janus Henderson Overseas Fund $31.92

Janus Henderson Research Fund $45.60

Janus Henderson Triton Fund $28.56

Janus Twenty Fund $0.00

Janus Henderson Venture Fund $78.25

Janus Henderson Global Value Fund $14.97

Janus Henderson International Value Fund $11.52

Janus Henderson Global Equity Income Fund $7.79

Janus Henderson International Opportunities Fund $29.51

Janus Henderson International Small Cap Fund $13.27

Janus Henderson U.S. Growth Opportunities Fund $12.55

I-Class

Janus Henderson Asia Equity Fund $11.56

Janus Henderson Balanced Fund $32.53

Janus Henderson Contrarian Fund $19.99

Janus Henderson Emerging Markets Fund $10.42

Janus Henderson Enterprise Fund $114.20

Janus Henderson European Focus Fund $34.94

Janus Henderson Forty Fund $34.00

Janus Fund $0.00

Janus Henderson Global Life Sciences Fund $56.66

Janus Henderson Global Real Estate Fund $11.33

Janus Henderson Global Research Fund $76.57

Janus Henderson Global Select Fund $16.12

Janus Henderson Global Technology Fund $29.91

Janus Henderson Growth and Income Fund $51.74

Janus Emerging Markets Fund $0.00

Janus Henderson Overseas Fund $32.05

Janus Henderson Research Fund $45.53

Janus Henderson Triton Fund $28.72

Janus Henderson Venture Fund $78.51

Janus Henderson Global Value Fund $14.72

Janus Henderson International Value Fund $11.51

Janus Henderson Global Equity Income Fund $7.81

Janus Henderson International Opportunities Fund $29.47

Janus Henderson International Small Cap Fund $13.27

Janus Henderson U.S. Growth Opportunities Fund $12.53

N-Class

Janus Henderson Balanced Fund $32.50

Janus Henderson Enterprise Fund $114.57

Janus Henderson Forty Fund $34.08

Janus Fund $0.00

Janus Henderson Global Select Fund $16.09

Janus Henderson Growth and Income Fund $51.67

Janus Henderson Emerging Markets Fund $10.42

Janus Henderson European Focus Fund $34.89

Janus Henderson Overseas Fund $31.89

Janus Henderson Research Fund $45.54

Janus Henderson Triton Fund $28.80

Janus Henderson Venture Fund $78.88

Janus Henderson Global Value Fund $14.67

Janus Henderson International Value Fund $11.54

Janus Henderson Global Equity Income Fund $7.81

Janus Henderson International Opportunities Fund $29.47

Janus Henderson International Small Cap Fund $13.27

Janus Henderson U.S. Growth Opportunities Fund $12.51

Janus Henderson Global Research Fund $75.44

Janus Henderson Global Technology Fund $29.59

Janus Henderson Contrarian Fund $19.96

R-Class

Janus Henderson Balanced Fund $32.29

Janus Henderson Contrarian Fund $19.47

Janus Henderson Enterprise Fund $108.20

Janus Henderson Forty Fund $30.08

Janus Fund $0.00

Janus Henderson Research Fund $45.47

Janus Henderson Global Research Fund $75.55

Janus Henderson Global Select Fund $15.99

Janus Henderson Growth and Income Fund $51.40

Janus Henderson International Opportunities Fund $28.81

Janus Henderson Overseas Fund $31.60

Janus Henderson Triton Fund $27.34

S-Class

Janus Henderson Asia Equity Fund $11.48

Janus Henderson Balanced Fund $32.44

Janus Henderson Contrarian Fund $19.89

Janus Henderson Emerging Markets Fund $10.41

Janus Henderson Enterprise Fund $110.70

Janus Henderson European Focus Fund $35.01

Janus Henderson Forty Fund $31.93

Janus Fund $0.00

Janus Henderson Global Life Sciences Fund $55.09

Janus Henderson Global Real Estate Fund $11.26

Janus Henderson Global Research Fund $76.40

Janus Henderson Global Select Fund $16.24

Janus Henderson Global Technology Fund $28.75

Janus Henderson Growth and Income Fund $51.63

Janus Emerging Markets Fund $0.00

Janus Henderson Overseas Fund $31.89

Janus Henderson Research Fund $44.68

Janus Henderson Triton Fund $27.81

Janus Henderson Venture Fund $75.92

Janus Henderson Global Value Fund $15.11

Janus Henderson International Value Fund $11.55

Janus Henderson Global Equity Income Fund $7.79

Janus Henderson International Opportunities Fund $29.48

Janus Henderson International Small Cap Fund $13.25

Janus Henderson U.S. Growth Opportunities Fund $12.53

T-Class

Janus Henderson Asia Equity Fund $11.42

Janus Henderson Balanced Fund $32.49

Janus Henderson Contrarian Fund $19.95

Janus Henderson Emerging Markets Fund $10.42

Janus Henderson Enterprise Fund $112.96

Janus Henderson European Focus Fund $35.03

Janus Henderson Forty Fund $32.40

Janus Fund $0.00

Janus Henderson Global Life Sciences Fund $56.39

Janus Henderson Global Real Estate Fund $11.34

Janus Henderson Global Research Fund $75.41

Janus Henderson Global Select Fund $16.08

Janus Henderson Global Technology Fund $29.54

Janus Henderson Growth and Income Fund $51.68

Janus Emerging Markets Fund $0.00

Janus Henderson Overseas Fund $31.95

Janus Henderson Research Fund $45.61

Janus Henderson Triton Fund $28.39

Janus Twenty Fund $0.00

Janus Henderson Venture Fund $77.41

Janus Henderson Global Value Fund $14.94

Janus Henderson International Value Fund $11.50

Janus Henderson Global Equity Income Fund $7.78

Janus Henderson International Opportunities Fund $29.50

Janus Henderson International Small Cap Fund $13.26

Janus Henderson U.S. Growth Opportunities Fund $12.54